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                        DIAMOND TRIUMPH AUTO GLASS, INC.

          AMENDMENT OF THE EMPLOYMENT AGREEMENT BY AND BETWEEN DIAMOND
       TRIUMPH AUTO GLASS, INC. AND RICHARD RUTTA DATED AS OF NOVEMBER 17,
                             2003 (THE "AGREEMENT")

It is hereby certified that:

                  1. Diamond Triumph Auto Glass, Inc. (hereinafter called the "Corporation") and Richard Rutta (the "Executive") mutually agree to amend the terms of the agreement by and between the corporation and the executive dated as of November 17, 2003

                  2. Section 4.1, Compensation, shall be amended effective March15, 2004, for base salary as defined in the agreement. The new base salary shall be $52,000 per annum.

                  3. All other items in the agreement shall remain unchanged.

Signed on March 15, 2004

                                           DIAMOND TRIUMPH AUTO GLASS, INC

                                       BY: /s/ Kenneth Levine
                                          -------------------------------
                                           NAME:  KENNETH LEVINE
                                           TITLE: CO-CHAIRMAN

                                            /s/ Richard Rutta
                                          -------------------------------
                                            RICHARD RUTTA